Exhibit 99.1

Contact:
Mike Willoughby	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports Second Quarter 2013 Results

-  -  -

PFSweb Increases Fiscal 2013 Adjusted EBITDA Guidance to $9-$10.5 Million

Allen, Texas, August 13, 2013 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end eCommerce solutions, today announced its financial results for the quarter ended June 30, 2013.

“We are pleased with our results for the June 2013 quarter. Higher than expected service fee revenue activity, including project work, partially offset the anticipated decline in revenue and profits related to client transitions. In addition, we continue to make progress implementing initiatives to drive operational efficiencies and reduce costs,” stated Mike Willoughby, Chief Executive Officer of PFSweb. “We also continue to see a number of opportunities to expand existing client engagements and sign new customers. Based on client projections, our current business pipeline has strengthened from last quarter to more than $55 million in average annual contract value.

“Our strategic relationship with transcosmos inc. is beginning to yield additional new business opportunities. In July, our management team traveled to China and Japan, where we made a series of presentations to executives on how to expand their eCommerce presence in the United States, Canada and Western Europe. In conjunction with this activity and our new relationship with transcosmos, several companies have already reached out to us to express their interest in our eCommerce solutions, and we have recently delivered our first proposal. In addition, PFSweb is in discussions with several of our existing clients to provide assistance to them with expanding into Asia. Overall, we are confident that these steps will drive growth and help unlock the operating leverage inherent in our business.

“With the higher than anticipated second quarter results and our current expectations of client volumes for the remainder of the year, including this upcoming holiday season, we now believe our 2013 Service Fee Equivalent Revenue will be toward the high end of the previously announced range of $110 million to $115 million, and we are increasing our Adjusted EBITDA target to a range of $9 million to $10.5 million for the year,” added Mr. Willoughby.

Summary of consolidated results for the second quarter ended June 30, 2013:

•

Service Fee revenue decreased 7% to $26.5 million, compared to $28.4 million for the same period in 2012; Service Fee Equivalent Revenue (as defined) decreased 8% to $28.0 million, compared to $30.5 million for the same period in 2012;

•	Total revenue decreased 13% to $58.2 million, compared to $67.1 million for the second quarter of 2012;

•

Adjusted EBITDA (as defined) decreased 11% to $2.5 million, compared to $2.8 million for the same period in 2012; Adjusted EBITDA for the second quarter of 2013 included an incremental benefit of approximately $0.4 million applicable to certain client transition related agreements;

•

Net loss was $1.0 million, or $0.07 per basic and diluted share, compared to net loss of $0.5 million, or $0.04 per basic and diluted share, for the second quarter of 2012; Net loss for the second quarter of 2013 included $0.3 million of restructuring and other charges while net loss for the second quarter of 2012 included $0.3 million of move related expenses;

•

Non-GAAP net loss (as defined) was $0.4 million, or $0.03 per basic and diluted share, compared to non-GAAP net income of $0.2 million, or $0.01 per basic and diluted share, for the quarter ended June 30, 2012.

Summary of consolidated results for the six months ended June 30, 2013:

•

Service Fee revenue decreased 4% to $54.5 million, compared to $56.8 million for the same period in 2012; Service Fee Equivalent Revenue (as defined) decreased 6% to $58.0 million, compared to $61.8 million for the same period in 2012;

•	Total revenue decreased 13% to $121.3 million, compared to $139.8 million for the first six months of 2012;

•

Adjusted EBITDA (as defined) remained flat at $5.4 million in both the six months ended June 30, 2013 and 2012; Adjusted EBITDA in the 2013 period included an incremental benefit of approximately $1.0 million applicable to certain client transition related agreements;

•

Net loss was $3.5 million, or $0.26 per basic and diluted share, compared to net loss of $1.8 million, or $0.14 per basic and diluted share, for the same period in 2012; Net loss for the six months ended June 30, 2013 included $2.5 million of restructuring and other charges while net loss for the same 2012 period included $0.9 million of move related expenses and $0.5 million of lease termination costs;

•	Non-GAAP net loss (as defined) was $0.4 million, or $0.03 per basic and diluted share, compared to non-GAAP net income of $0.2 million, or $0.02 per basic and diluted share, for the 2012 period.

Mr. Willoughby continued, “As we expected, the financial results for the second quarter reflect the partial impact of previously announced client transitions and certain restructuring-related activities, minimized by higher than expected client activity. We currently expect our third quarter results to be more negatively impacted as the remaining client transitions will be completed in the early part of the third quarter. We then expect to see a sequential improvement in our fourth quarter as we realize increased benefits from new and expanded client relationships, including potential new clients from our transcosmos relationship, and seasonal client volumes. Overall, we remain excited about the direction of our business and committed to enhancing value for our shareholders. Given the ramp-up time required to contract and implement new client solutions, we expect the benefits of these opportunities will primarily be reflected in our results beginning in CY2014.”

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Tuesday, August 13, 2013, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter pin number 20367798 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com or www.kcsa.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through September 13, 2013 at (855) 859-2056, pin number 20367798. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, restructuring and other charges, lease termination costs and certain move related expenses.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, restructuring and other charges, lease termination costs and certain move related expenses.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, restructuring and other charges, lease termination costs and certain move related expenses and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

PFSweb is engaged by iconic brands to enable and manage customized eCommerce and omni-channel commerce initiatives. PFSweb’s iCommerce Hub(SM) technology ecosystem offers retailers a multi-channel order management system that allows partner/client data integration and international payment processing. PFSweb’s iCommerce Professional Service(SM) provides interactive marketing services, eCommerce web site development and support services, IT development services, content management, customer intelligence and relationship and account management services. PFSweb’s iCommerce Centers of Excellence(SM) provides global fulfillment and logistics, high-touch customer care, client financial services and technology hosting.

Together, PFSweb’s iCommerce Solutions allows for international reach and expertise in both direct-to-consumer and business-to-business initiatives. PFSweb supports organizations across multiple industries including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, BCBGENERATION and HERVÉ LÉGER BY MAX AZRIA. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb (NASDAQ: PFSW), visit the company’s website at http://www.PFSweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2012 and the three months ended March 31, 2013 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
REVENUES:
Product revenue, net	$22,985	$29,423	$48,467	$63,974
Service fee revenue	26,496	28,384	54,498	56,762
Pass-thru revenue	8,704	9,264	18,361	19,103

Total revenues	58,185	67,071	121,326	139,839

COSTS OF REVENUES:
Cost of product revenue	21,479	27,263	44,994	58,945
Cost of service fee revenue	17,811	20,698	37,069	42,353
Cost of pass-thru revenue	8,704	9,264	18,361	19,103

Total costs of revenues	47,994	57,225	100,424	120,401

Gross profit	10,191	9,846	20,902	19,438
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,938	9,902	23,739	20,406

Income (loss) from operations	(747)	(56)	(2,837)	(968)
INTEREST EXPENSE (INCOME), NET	184	258	402	522

Income (loss) before income taxes	(931)	(314)	(3,239)	(1,490)
INCOME TAX PROVISION (BENEFIT)	24	194	291	303

NET INCOME (LOSS)	$(955)	$(508)	$(3,530)	$(1,793)

NON-GAAP INCOME (LOSS)	$(421)	$152	$(400)	$229

NET INCOME (LOSS) PER SHARE:
Basic	$(0.07)	$(0.04)	$(0.26)	$(0.14)

Diluted	$(0.07)	$(0.04)	$(0.26)	$(0.14)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	14,525	12,783	13,661	12,774

Diluted	14,525	12,783	13,661	12,774

EBITDA	$1,941	$2,134	$2,259	$3,364

ADJUSTED EBITDA	$2,475	$2,794	$5,389	$5,386

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2012.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
NET INCOME (LOSS)	$(955)	$(508)	$(3,530)	$(1,793)
Income tax expense	24	194	291	303
Interest expense, net	184	258	402	522
Depreciation and amortization	2,688	2,190	5,096	4,332

EBITDA	$1,941	$2,134	$2,259	$3,364
Stock-based compensation	282	366	585	706
Restructuring and other charges	252	—	2,545	—
Lease terminations costs	—	—	—	450
Move related expenses	—	294	—	866

ADJUSTED EBITDA	$2,475	$2,794	$5,389	$5,386

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
NET INCOME (LOSS)	$(955)	$(508)	$(3,530)	$(1,793)
Stock-based compensation	282	366	585	706
Restructuring and other charges	252	—	2,545	—
Lease terminations costs	—	—	—	450
Move related expenses	—	294	—	866

NON-GAAP INCOME (LOSS)	$(421)	$152	$(400)	$229

NET INCOME (LOSS) PER SHARE:
Basic	$(0.07)	$(0.04)	$(0.26)	$(0.14)

Diluted	$(0.07)	$(0.04)	$(0.26)	$(0.14)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$(0.03)	$0.01	$(0.03)	$0.02

Diluted	$(0.03)	$0.01	$(0.03)	$0.02

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
TOTAL REVENUES	$58,185	$67,071	$121,326	$139,839
Pass-thru revenue	(8,704)	(9,264)	(18,361)	(19,103)
Cost of product revenue	(21,479)	(27,263)	(44,994)	(58,945)

SERVICE FEE EQUIVALENT REVENUE	$28,002	$30,544	$57,971	$61,791

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	June 30,	December 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,638	$19,626
Restricted cash	457	283
Accounts receivable, net of allowance for doubtful accounts of $391 and $450 at June 30, 2013 and December 31, 2012, respectively	37,873	45,684
Inventories, net of reserves of $1,753 and $1,789 at June 30, 2013 and December 31, 2012, respectively	17,822	24,654
Other receivables	6,984	7,675
Prepaid expenses and other current assets	4,364	4,346

Total current assets	89,138	102,268
PROPERTY AND EQUIPMENT, net	26,611	27,917
OTHER ASSETS	2,887	3,286

Total assets	118,636	133,471

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,940	$16,660
Trade accounts payable	26,760	40,493
Deferred revenue	7,870	6,648
Accrued expenses	18,981	23,097

Total current liabilities	62,551	86,898
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,224	5,400
DEFERRED REVENUE	7,343	7,562
DEFERRED RENT	5,237	5,560

Total liabilities	79,355	105,420

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 16,138,172 and 12,812,386 shares issued at June 30, 2013 and December 31, 2012, respectively; and 16,104,705 and 12,778,919 shares outstanding as of June 30, 2013 and December 31, 2012, respectively	16	13
Additional paid-in capital	120,915	106,018
Accumulated deficit	(82,939)	(79,409)
Accumulated other comprehensive income	1,414	1,554
Treasury stock at cost, 33,467 shares as of June 30, 2013 and December 31, 2012	(125)	(125)

Total shareholders’ equity	39,281	28,051

Total liabilities and shareholders’ equity	$118,636	$133,471

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$22,985	$—	$22,985
Service fee revenue	25,303	1,193	—	26,496
Service fee revenue—affiliate	1,915	435	(2,350)	—
Pass-thru revenue	8,704	—	—	8,704

Total revenues	35,922	24,613	(2,350)	58,185

COSTS OF REVENUES:
Cost of product revenue	—	21,479	—	21,479
Cost of service fee revenue	18,401	1,433	(2,023)	17,811
Cost of pass-thru revenue	8,704	—	—	8,704

Total costs of revenues	27,105	22,912	(2,023)	47,994

Gross profit	8,817	1,701	(327)	10,191
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,600	1,665	(327)	10,938

Income (loss) from operations	(783)	36	—	(747)
INTEREST EXPENSE (INCOME), NET	35	149	—	184

Income (loss) before income taxes	(818)	(113)	—	(931)
INCOME TAX PROVISION (BENEFIT)	23	1	—	24

NET INCOME (LOSS)	$(841)	$(114)	$—	$(955)

NON-GAAP NET INCOME (LOSS)	$(307)	$(114)	$—	$(421)

EBITDA	$1,865	$76	$—	$1,941

ADJUSTED EBITDA	$2,399	$76	$—	$2,475

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(841)	$(114)	$—	(955)
Income tax expense (benefit)	23	1	—	24
Interest expense (income), net	35	149	—	184
Depreciation and amortization	2,648	40	—	2,688

EBITDA	$1,865	$76	$—	$1,941
Stock-based compensation	282	—	—	282
Restructuring and other charges	252	—	—	252

ADJUSTED EBITDA	$2,399	$76	$—	$2,475

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(841)	$(114)	$—	$(955)
Stock-based compensation	282	—	—	282
Restructuring and other charges	252	—	—	252

NON-GAAP NET INCOME (LOSS)	$(307)	$(114)	$—	$(421)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$48,467	$—	$48,467
Service fee revenue	51,744	2,754	—	54,498
Service fee revenue—affiliate	4,269	797	(5,066)	—
Pass-thru revenue	18,362	—	(1)	18,361

Total revenues	74,375	52,018	(5,067)	121,326

COSTS OF REVENUES:
Cost of product revenue	—	44,994	—	44,994
Cost of service fee revenue	38,181	3,080	(4,192)	37,069
Cost of pass-thru revenue	18,362	—	(1)	18,361

Total costs of revenues	56,543	48,074	(4,193)	100,424

Gross profit	17,832	3,944	(874)	20,902
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	21,162	3,451	(874)	23,739

Income (loss) from operations	(3,330)	493	—	(2,837)
INTEREST EXPENSE (INCOME), NET	101	301	—	402

Income (loss) before income taxes	(3,431)	192	—	(3,239)
INCOME TAX PROVISION (BENEFIT)	143	148	—	291

NET INCOME (LOSS)	$(3,574)	$44	$—	$(3,530)

NON-GAAP NET INCOME (LOSS)	$(444)	$44	$—	$(400)

EBITDA	$1,688	$571	$—	$2,259

ADJUSTED EBITDA	$4,818	$571	$—	$5,389

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(3,574)	$44	$—	(3,530)
Income tax expense (benefit)	143	148	—	291
Interest expense (income), net	101	301	—	402
Depreciation and amortization	5,018	78	—	5,096

EBITDA	$1,688	$571	$—	$2,259
Stock-based compensation	585	—	—	585
Restructuring and other charges	2,545	—	—	2,545

ADJUSTED EBITDA	$4,818	$571	$—	$5,389

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(3,574)	$44	$—	$(3,530)
Stock-based compensation	585	—	—	585
Restructuring and other charges	2,545	—	—	2,545

NON-GAAP NET INCOME (LOSS)	$(444)	$44	$—	$(400)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$29,423	$—	$29,423
Service fee revenue	28,384	—	—	28,384
Service fee revenue—affiliate	1,124	134	(1,258)	—
Pass-thru revenue	9,264	—	—	9,264

Total revenues	38,772	29,557	(1,258)	67,071

COSTS OF REVENUES:
Cost of product revenue	—	27,263	—	27,263
Cost of service fee revenue	21,273	134	(709)	20,698
Cost of pass-thru revenue	9,264	—	—	9,264

Total costs of revenues	30,537	27,397	(709)	57,225

Gross profit	8,235	2,160	(549)	9,846
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,823	1,628	(549)	9,902

Income (loss) from operations	(588)	532	—	(56)
INTEREST EXPENSE (INCOME), NET	57	201	—	258

Income (loss) before income taxes	(645)	331	—	(314)
INCOME TAX PROVISION (BENEFIT)	55	139	—	194

NET INCOME (LOSS)	$(700)	$192	$—	$(508)

NON-GAAP NET INCOME (LOSS)	$(40)	$192	$—	$152

EBITDA	$1,578	$556	$—	$2,134

ADJUSTED EBITDA	$2,238	$556	$—	$2,794

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(700)	$192	$—	(508)
Income tax expense (benefit)	55	139	—	194
Interest expense (income), net	57	201	—	258
Depreciation and amortization	2,166	24	—	2,190

EBITDA	$1,578	$556	$—	$2,134
Stock-based compensation	366	—	—	366
Move related expenses	294			294

ADJUSTED EBITDA	$2,238	$556	$—	$2,794

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(700)	$192	$—	$(508)
Stock-based compensation	366	—	—	366
Move related expenses	294	—	—	294

NON-GAAP NET INCOME (LOSS)	$(40)	$192	$—	$152

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2012

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$63,974	$—	$63,974
Service fee revenue	56,762	—	—	56,762
Service fee revenue—affiliate	2,586	308	(2,894)	—
Pass-thru revenue	19,103	—		19,103

Total revenues	78,451	64,282	(2,894)	139,839

COSTS OF REVENUES:
Cost of product revenue	—	58,945	—	58,945
Cost of service fee revenue	43,543	308	(1,498)	42,353
Cost of pass-thru revenue	19,103	—	—	19,103

Total costs of revenues	62,646	59,253	(1,498)	120,401

Gross profit	15,805	5,029	(1,396)	19,438
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,133	3,669	(1,396)	20,406

Income (loss) from operations	(2,328)	1,360	—	(968)
INTEREST EXPENSE (INCOME), NET	91	431	—	522

Income (loss) before income taxes	(2,419)	929	—	(1,490)
INCOME TAX PROVISION (BENEFIT)	(69)	372	—	303

NET INCOME (LOSS)	$(2,350)	$557	$—	$(1,793)

NON-GAAP NET INCOME (LOSS)	$(328)	$557	$—	$229

EBITDA	$1,964	$1,400	$—	$3,364

ADJUSTED EBITDA	$3,986	$1,400	$—	$5,386

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,350)	$557	$—	(1,793)
Income tax expense (benefit)	(69)	372	—	303
Interest expense (income), net	91	431	—	522
Depreciation and amortization	4,292	40	—	4,332

EBITDA	$1,964	$1,400	$—	$3,364
Stock-based compensation	706	—	—	706
Lease termination costs	450	—	—	450
Move related expenses	866			866

ADJUSTED EBITDA	$3,986	$1,400	$—	$5,386

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,350)	$557	$—	$(1,793)
Stock-based compensation	706	—	—	706
Lease termination costs	450	—	—	450
Move related expenses	866			866

NON-GAAP NET INCOME (LOSS)	$(328)	$557	$—	$229

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of June 30, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,967	$5,671	$—	$21,638
Restricted cash	—	457	—	457
Accounts receivable, net	27,212	10,906	(245)	37,873
Inventories, net	—	17,822	—	17,822
Other receivables	—	6,984	—	6,984
Prepaid expenses and other current assets	2,928	1,436	—	4,364

Total current assets	46,107	43,276	(245)	89,138
PROPERTY AND EQUIPMENT, net	26,392	219	—	26,611
RECEIVABLE/INVESTMENT IN AFFILIATES	13,775	—	(13,775)	—
OTHER ASSETS	2,786	101	—	2,887

Total assets	89,060	43,596	(14,020)	118,636

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,258	$4,682	$—	$8,940
Trade accounts payable	7,046	19,959	(245)	26,760
Deferred revenue	7,825	45	—	7,870
Accrued expenses	13,760	5,221	—	18,981

Total current liabilities	32,889	29,907	(245)	62,551
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,224	—	—	4,224
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	7,343	—	—	7,343
DEFERRED RENT	5,195	42	—	5,237

Total liabilities	49,651	52,994	(23,290)	79,355

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	16	19	(19)	16
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	120,915	28,060	(28,060)	120,915
Retained earnings (accumulated deficit)	(82,811)	(40,562)	40,434	(82,939)
Accumulated other comprehensive income	1,414	2,085	(2,085)	1,414
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,409	(9,398)	9,270	39,281

Total liabilities and shareholders’ equity	$89,060	$43,596	$(14,020)	$118,636

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2012

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,079	$6,547	$—	$19,626
Restricted cash	—	283	—	283
Accounts receivable, net	34,831	11,574	(721)	45,684
Inventories, net	—	24,654	—	24,654
Other receivables	—	7,675	—	7,675
Prepaid expenses and other current assets	2,817	1,529	—	4,346

Total current assets	50,727	52,262	(721)	102,268

PROPERTY AND EQUIPMENT, net	27,651	266	—	27,917
RECEIVABLE/INVESTMENT IN AFFILIATES	13,396	—	(13,396)	—
OTHER ASSETS	3,166	120	—	3,286

Total assets	94,940	52,648	(14,117)	133,471

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,072	$3,588	$—	$16,660
Trade accounts payable	12,109	29,105	(721)	40,493
Deferred revenue	6,573	75	—	6,648
Accrued expenses	16,743	6,354	—	23,097

Total current liabilities	48,497	39,122	(721)	86,898
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	5,400	—	—	5,400
PAYABLE TO AFFILIATES	—	22,795	(22,795)	—
DEFERRED REVENUE	7,562	—	—	7,562
DEFERRED RENT	5,482	78	—	5,560
Total liabilities	66,941	61,995	(23,516)	105,420

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	106,018	28,059	(28,059)	106,018
Retained earnings (accumulated deficit)	(79,461)	(40,606)	40,658	(79,409)
Accumulated other comprehensive income	1,554	2,181	(2,181)	1,554
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	27,999	(9,347)	9,399	28,051

Total liabilities and shareholders’ equity	$94,940	$52,648	$(14,117)	$133,471

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